Vanguard Windsor™ II Fund
Summary Prospectus
 February 28, 2025
Investor Shares & Admiral™ Shares
Vanguard Windsor II Fund Investor Shares (VWNFX)
Vanguard Windsor II Fund Admiral Shares (VWNAX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated February 28, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.31%	0.22%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.32%	0.23%
1
The expense information shown in the table has been restated to reflect current fees.

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$33	$103	$180	$406
Admiral Shares	$24	$74	$130	$293
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard Windsor II Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	19.59%	June 30, 2020
Lowest	-24.69%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Windsor II Fund Investor Shares
Return Before Taxes	14.21%	12.10%	10.35%
Return After Taxes on Distributions	11.47	10.07	8.22
Return After Taxes on Distributions and Sale of Fund Shares	10.13	9.28	7.84
Vanguard Windsor II Fund Admiral Shares
Return Before Taxes	14.29%	12.18%	10.43%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors
Aristotle Capital Management, LLC (Aristotle Capital)
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)
Lazard Asset Management LLC (Lazard)
Sanders Capital, LLC (Sanders)
Portfolio Managers
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has co-managed a portion of the Fund since 2019.

Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has co-managed a portion of the Fund since 2019.

George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2019.

Andrew Lacey, Managing Director of Lazard. He has co-managed a portion of the Fund since 2007.

Henry Ross Seiden, Managing Director of Lazard. He has co-managed a portion of the Fund since 2022.

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard Windsor II Fund Investor Shares—Fund Number 73
Vanguard Windsor II Fund Admiral Shares—Fund Number 573
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 73 022025